Filed under Rule 497(e)
SUNAMERICA SERIES TRUST	Registration No. 811-7238

Supplement to the Statutory Prospectus

Dated May 1, 2015

The following change is effective immediately:

Technology Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for Columbia Management Investment Advisers, LLC (“Columbia”), all reference to Ajay Diwan with respect to the Portfolio is deleted. The portfolio manager chart is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Paul H. Wick	2010	Lead Manager
Rahul Narang	2015	Co-manager
Shekhar Pramanick	2015	Co-manager
Sanjay Devgan	2015	Technology Team member
Clark Westmont	2015	Technology Team member
Jeetil Patel	2015	Technology Team member

In the Management section, under Information about the Subadvisers, under Columbia, the portfolio manager information is deleted in its entirety and replace with the following:

The CMIA portfolio managers responsible for managing the Technology Portfolio are Paul H. Wick, Rahul Narang, Shekhar Pramanick, Sanjay Devgan, Clark Westmont and Jeetil Patel. Mr. Wick joined J. & W. Seligman & Co. Incorporated (“Seligman”) in 1987 and joined CMIA in 2008. Mr. Wick is the Portfolio’s lead manager. Mr. Pramanick joined CMIA in 2012 and currently serves as a Securities Analyst. Prior to 2012, he was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Mr. Pramanick is a co-portfolio manager. Mr. Narang joined CMIA in 2012 and he currently serves as a Senior Portfolio Manager. Prior to 2012, he was a Senior Vice President at Robeco Investment Management. Mr. Devgan joined CMIA in 2012 and currently serves as a Securities Analyst. Prior to 2012, he was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to that he worked at Cisco Systems covering operations finance and worldwide sales finance. Mr. Westmont joined CMIA in 2014, prior to joining CMIA he was a principal at 7x7 Asset Management. He began his investment career in 1994. Mr. Patel joined CMIA in 2012, prior to joining CMIA, Mr. Patel was a managing director and senior internet analyst for Deutsche Bank Securities. He began his investment career in 1998.

Please retain this supplement for future reference.

Date: July 30, 2015

Version: Combined Master